UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest event Reported): April 17, 2020

ELECTRONIC SYSTEMS TECHNOLOGY, INC.
(Exact Name of Registrant as Specified in its Charter)

Washington	000-27793	91-1238077
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

415 N. Quay St. Bldg B1 Kennewick WA	993336
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (509) 735-9092

N/A

(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17CFR230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b–2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Forward –looking statements

This Form 8-K may include statements that are “forward-looking statements.” There are risks that the Company faces that could cause actual results to be materially different from those that may be set forth in forward-looking statements made by the Company. There also may be additional risks that the Company does not presently know or that it currently believes are immaterial which could also impair its business and results of operations. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of their dates. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Additional information regarding factors that could materially affect results and the accuracy of the forward-looking statements contained herein may be found in the Company’s Annual Report on Form 10-K for the year ended December 31, 2019, filed with the SEC and any subsequent filings with the SEC.

Item 1.01 Entry into a Material Definitive Agreement

On April 17, 2020, the Company was granted a Payroll Protection Plan (the “PPP”) loan through Bank of America. The loan funded the same day.  The principal amount of the loan is $171,712. The PPP was established under the recently congressionally approved Coronavirus Aid, Relief, and Economic Security Act (the “CARES Act”) and is administered by the U.S. Small Business Administration (the “SBA”).

The term of the PPP loan is two years. The interest rate on each PPP loan is 1.0% per annum, which shall be deferred for the first six months of the term of the loan. After the initial six-month deferral period, the loan requires monthly payments of interest until maturity with respect to any portion the PPP loan which is not forgiven as described below. The Company is permitted to prepay or partially prepay the PPP loan at any time with no prepayment penalties. The Company intends to use the PPP loan funds for payroll, state taxes, benefits, rent and utilities as outlined by the SBA.

Under the terms of the CARES Act, PPP loan recipients can apply for, and be granted, forgiveness for all or a portion of loans granted under the PPP. Such forgiveness will be determined, subject to limitations and ongoing rulemaking by the SBA, based on the use of loan proceeds for payroll costs and mortgage interest, rent or utility costs and the maintenance of employee and compensation levels. The Company has not determined, at this time, whether or not it will apply to have any of the PPP loan amount forgiven and even if the Company does so apply there are no assurances provided that the Company will obtain forgiveness of the PPP loans in whole or in part.

The foregoing description of the PPP loan does not purport to be complete and is qualified in its entirety by reference to the PPP note filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.03  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.Document Description

10.1PPP Loan Note.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ELECTRONIC SYSTEMS TECHNOLOGY, INC.

/s/ MICHAEL W. ELLER

By: Michael W. Eller

President

Date: April 24, 2020